Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent events

13.       Subsequent events

Subsequent to December 31, 2011, the Company has agreed to purchase certain intellectual property rights from an officer for 99,800 shares of preferred stock.  The stock was valued at par value of $998.

The Company has completed a second round of a private placement for total proceeds of $3,882,500, of which $3,542,500 was received on March 29, 2012.  On April 3, 2012 the remaining balance of $340,000 was received.  Investors received 170,000 shares of common stock upon final closing of funding.  The investors also received options to purchase an additional 85,000 shares of common at an exercise price of $4.00 per share, exercisable within five years of issuance.

On April 18, 2012, the Company issued 215,000 shares of its common stock to certain individuals as compensation for services rendered to the Company.